SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2007.

The original Form 8-K filed on November 19, 2007, as amended by Form 8-K/A, filed on December 14, 2007, is hereby further amended by this Form 8-K/A-2, to amend the Pooling Agreement, dated as of October 31, 2007, previously filed with respect to the Bear Stearns Structured Products Inc. Trust, Series 2007-R8.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132232	30-0183252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10l79

(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On October 31, 2007, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the Bear Stearns Structured Products Inc. Trust, Series 2007-R8, pursuant to a Pooling Agreement, dated as of October 31, 2007, between Structured Asset Mortgage Investments II Inc., as depositor and Wells Fargo Bank, N.A. as trustee and group V exchange trust trustee.

On December 4, 2007, the original Form 8-K filed on November 19, 2007 was amended by a Form 8-K/A, to amend the Pooling Agreement dated as of October 31, 2007 previously filed with respect to the Bear Stearns Structured Products Inc. Trust, Series 2007-R8.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of
Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1    Amendment No. 2008-1 to Pooling Agreement, dated as of January 22, 2008, between Structured Asset Mortgage Investments II Inc., as depositor and Wells Fargo Bank, National Association, as trustee and group V exchange trust trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: January 22, 2008

[8-K/A-2 – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page

1	4	Amendment No. 2008-1 to Pooling Agreement	5

EXHIBIT 1

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

as Depositor

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee and Group V Exchange Trust Trustee

AMENDMENT NO. 2008-1

dated as of January 22, 2008

Amending the

POOLING AGREEMENT

among the Depositor, the Trustee and the Group V Exchange Trust Trustee

Dated as of October 31, 2007

BEAR STEARNS STRUCTURED PRODUCTS INC. TRUST,

SERIES 2007-R8

AMENDMENT NO. 2008-1 (the "Amendment"), dated as of the 22nd day of January, 2008, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

WHEREAS, STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (the "Depositor") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (in such capacity, the "Trustee”) and as group V exchange trust trustee (in such capacity, the “Group V Exchange Trust Trustee”) entered into a Pooling Agreement, dated as of October 31, 2007 (the "Agreement"), providing for the issuance of Bear Stearns Structured Products Inc. Trust, Series 2007-R8 Certificates (the “Certificates”); and

WHEREAS, the Depositor, the Trustee and the Group V Exchange Trust Trustee wish to amend the Agreement pursuant to Section 9.01(a)(ii) and Section 9.01(c) thereof to correct an error as to the Initial Current Principal Amounts of the Class V-A-1 Certificates, the Class V-A-2 Certificates, the Class VI-A-1 Certificates and the Class VI-A-2 Certificates and certain related provisions in the Agreement on the terms and conditions set forth herein;

WHEREAS, the execution of this Amendment has been duly authorized by the Depositor, the Trustee and the Group V Exchange Trust Trustee; and

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

Section 1. The Agreement is hereby amended as follows (emphasis added to revisions):

(i)            The table under the heading “REMIC I” in the Preliminary Statement is hereby deleted in its entirety and replaced with the following:

Designation	Uncertificated Pass-Through Rate	Initial Uncertificated Principal Balance
I-A-1	(1)	$118,996,690
I-A-2	(1)	$13,575,578
II-A-1	(1)	$41,942,285
II-A-2	(1)	$4,921,221
III-A-1	(1)	$53,951,748
III-A-2	(1)	$9,863,896
IV-A-1	(1)	$102,986,630
IV-A-2	(1)	$18,174,642
VI-A-1a	(1)	$~~90,145,282~~ 72,811,376
VI-A-1b	(1)	$~~3,006,766~~ 11,791,500
VI-A-1c	(1)	$~~3,006,766~~ 11,791,500
VI-A-2	(1)	$~~12,027,062~~ 11,791,500

________________

(1)         Each Class of the Uncertificated REMIC I Regular Interests will bear interest at the Uncertificated Pass-Through Rate for that Class, as described in the definition of Uncertificated Pass-Through Rate in Section 1.01.

(ii)           The table under the heading “REMIC II” in the Preliminary Statement is hereby deleted in its entirety and replaced with the following:

Designation	Pass-Through Rate	Initial Principal Amount
Class I-A-1	(1)	$118,996,690
Class I-A-2	(1)	$13,575,578
Class II-A-1	(1)	$41,942,285
Class II-A-2	(1)	$4,921,221
Class III-A-1	(1)	$53,951,748
Class III-A-2	(1)	$9,863,896
Class IV-A-1	(1)	$102,986,630
Class IV-A-2	(1)	$18,174,642
Class VI-A-2	(1)	$~~12,027,062~~ 11,791,500
Class VI-AE-4	(1)	$~~90,145,282~~ 72,811,376
Class VI-AE-5	(1)	(3)
VI-AE-8	(2)	$~~3,006,766~~ 11,791,500
VI-AE-9	(2)	(4)
VI-AE-10	(2)	$~~3,006,766~~ 11,791,500
VI-AE-11	(2)	(5)

________________

(1)           This Class of the REMIC II Regular Interests will bear interest at the related Pass-Through Rate as described in the definition of Pass-Through Rate in Section 1.01.

(2)           This Class of the REMIC II Regular Interests will bear interest at an interest rate equal to the Pass-Through Rate on the Class of Certificates bearing the same designation.

(3)           The Class VI-AE-5 Certificates will not have a principal amount but will bear interest on a notional amount equal to the Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest VI-A-1a.

(4)           The Class VI-AE-9 Certificates will not have a principal amount but will bear interest on a notional amount equal to the Uncertificated Principal Balance of the Uncertificated REMIC I Regular Interest VI-A-1b.

(5)           The Class VI-AE-11 Certificates will not have a principal amount but will bear interest on a notional amount equal to the Uncertificated Principal Balance of the Uncertificated REMIC I Regular Interest VI-A-1c.

(iii)         The definition of “Class V-A-1a Percentage” in Article I of the Agreement is hereby deleted in its entirety and replaced with the following:

Class V-A-1a Percentage: With respect to each Distribution Date is ~~78.203390~~64.760452%.

(iv)          The definition of “Class V-A-1b Percentage” in Article I of the Agreement is hereby deleted in its entirety and replaced with the following:

Class V-A-1b Percentage: With respect to each Distribution Date is ~~3.632769~~10.793221%.

(v)           The definition of “Class V-A-1c Percentage” in Article I of the Agreement is hereby deleted in its entirety and replaced with the following:

Class V-A-1c Percentage: With respect to each Distribution Date is ~~3.632769~~10.793221%.

(vi)          The definition of “Class V-A-2 Percentage” in Article I of the Agreement is hereby deleted in its entirety and replaced with the following:

Class V-A-2 Percentage: With respect to each Distribution Date is ~~14.531072~~13.653106%.

(vii)        The definition of "Initial Current Principal Amount" in Article I of the Agreement is hereby deleted in its entirety and replaced with the following:

Initial Current Principal Amount: With respect to the Class I-A-1 Certificates, $118,996,690; with respect to the Class I-A-2 Certificates, $13,575,578; with respect to the Class II-A-1 Certificates, $41,942,285; with respect to the Class II-A-2 Certificates, $4,921,221; with respect to the Class III-A-1 Certificates, $53,951,748; with respect to the Class III-A-2 Certificates, $9,863,896; with respect to the Class IV-A-1 Certificates, $102,986,630; with respect to the Class IV-A-2 Certificates, $18,174,642; with respect to the Class V-A-1a Certificates, $~~62,844,613~~52,041,805 ; with respect to the Class V-A-1b Certificates, $~~2,919,310~~8,673,483, ; with respect to the Class V-A-1c Certificates, $~~2,919,310~~8,673,483 ; with respect to the Class V-A-2 Certificates, $~~11,677,239~~10,971,701 ; with respect to the Class VI-A-1a Certificates, $~~90,145,282~~72,811,376 ; with respect to the Class VI-A-1b Certificates, $~~3,006,766~~11,791,500 ; with respect to the Class VI-A-1c Certificates, $~~3,006,766~~11,791,500 ; and with respect to the Class VI-A-2 Certificates, $~~12,027,062~~11,791,500 .

Section 2. Liability of Trustee

Notwithstanding any modifications to the Agreement made in this Amendment, the Trustee shall have no duty or responsibility to recalculate, revise, collect and/or redistribute any distributions of principal and/or interest made to the Holders of the Group V Certificates and Group VI Certificates prior to the date of this Amendment.

Section 3. Continuing Effect

Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

Section 4. References to Agreement

From and after the execution and delivery of this Amendment, all references to the Agreement in the Agreement, any Certificate or any other document executed or delivered in connection therewith shall be deemed to be a reference to the Agreement as amended hereby, unless the context expressly requires otherwise.

Section 5. Counterparts

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. A facsimile counterparty shall be effective as an original.

Section 6. Governing Law

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By: /s/ Stacey M. Taylor
Name: Stacey M. Taylor
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Group V Exchange Trust Trustee

By: /s/ Stacey M. Taylor
Name: Stacey M. Taylor
Title: Vice President

Acknowledged and agreed by:

BEAR, STEARNS & CO. INC.,

as Certificate Owner of 100% of the Current Principal

Amount of the Class V-A-1 Certificates and

Class VI-A-1 Certificates

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

BEAR, STEARNS & CO. INC.,

as Holder of 100% of the ownership interest in the

Class R Certificates and as Tax Matters Person for

REMIC I and REMIC II

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Acknowledged and agreed by:

BEAR STEARNS INVESTMENT PRODUCTS INC.

as Certificate Owner of 100% of the Current Principal

Amount of the Class V-A-2 Certificates and

Class VI-A-2 Certificates

By: /s/ Robert Hinderliter
Name: Robert Hinderliter
Title: Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 22nd day of January, 2008, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Ravind Karamsingh
Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
	)	ss.:
COUNTY OF HOWARD	)

On the 22nd day of  January, 2008, before me, a notary public in and for said State, personally appeared Stacey M. Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jennifer Richardson
Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
	)	ss.:
COUNTY OF HOWARD	)

On the 22nd day of January, 2008, before me, a notary public in and for said State, personally appeared Stacey M. Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jennifer Richardson
Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 22nd day of January, 2008, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Bear, Stearns & Co. Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Ravind Karamsingh
Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 22nd day of January, 2008, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Bear, Stearns & Co. Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Ravind Karamsingh
Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 22nd day of January, 2008, before me, a notary public in and for said State, personally appeared Robert Hinderliter, known to me to be a Secretary of Bear Stearns Investment Products Inc.., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Ravind Karamsingh
Notary Public

[Notarial Seal]